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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS CONSENT

The Board of Directors
Texas Biotechnology Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          --------------------------------
                                              KPMG Peat Marwick LLP

Houston, Texas
March 10, 1998